July 26, 2006

                           CHURCH CAPITAL VALUE TRUST
                  (A SERIES OF CHURCH CAPITAL INVESTMENT TRUST)

         SUPPLEMENT TO THE PROSPECTUS ORIGINALLY DATED JANUARY 12, 2006


     The Board of Trustees has appointed Thompson & Coburn LLP as legal counsel to the Church Capital Investment Trust and to the independent trustees. Accordingly, the disclosure on page 2 of the Prospectus listing Sullivan & Worcester LLP as legal counsel is replaced with information on Thompson & Coburn LLP.

                         CHURCH CAPITAL INVESTMENT TRUST

                           CHURCH CAPITAL VALUE TRUST

                       STATEMENT OF ADDITIONAL INFORMATION
                                JANUARY 12, 2006
                           SUPPLEMENTED JULY 26, 2006


     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Church Capital Value Trust dated January 12, 2006, supplemented on March 14, 2006 and supplemented on July 7, 2006. This SAI incorporates by reference the Fund's Prospectus dated January 12, 2006, supplemented on March 14, 2006 and supplemented on July 26, 2006. You may obtain a free copy by writing to Church Capital Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or by calling 1-877-742-8061.

TABLE OF CONTENTS                                                           PAGE
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DESCRIPTION OF THE TRUST AND THE FUND .......................................  2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
CONSIDERATIONS ..............................................................  3

INVESTMENT LIMITATIONS ......................................................  6

THE INVESTMENT ADVISER ......................................................  8

TRUSTEES AND OFFICERS ....................................................... 12

PORTFOLIO TRANSACTIONS AND BROKERAGE ........................................ 15

DETERMINATION OF NET ASSET VALUE ............................................ 17

CALCULATION OF PERFORMANCE DATA ............................................. 18

PURCHASE AND REDEMPTION OF SHARES ........................................... 19

ADDITIONAL TAX INFORMATION .................................................. 19

PROXY VOTING POLICIES AND PROCEDURES ........................................ 22

PORTFOLIO TURNOVER .......................................................... 22

DISCLOSURE OF PORTFOLIO HOLDINGS ............................................ 23

CUSTODIAN ................................................................... 24

FUND SERVICES ............................................................... 24

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................... 25

LEGAL COUNSEL ............................................................... 25

DISTRIBUTOR ................................................................. 25

FINANCIAL STATEMENTS ........................................................ 26

APPENDIX A--PROXY VOTING POLICY ............................................. 31

DESCRIPTION OF THE TRUST AND THE FUND

     Church Capital Investment Trust (the "Trust") is an open-end investment company established as a business trust under the laws of Ohio by an Agreement and Declaration of Trust dated April 6, 2005 (the "Trust Agreement"). The Trust currently offers two series of shares to investors, Church Capital Value Trust (the "Fund"), which is included in this SAI, and the Church Capital Money Market Fund, which is included in a separate SAI. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. For information on the Church Capital Money Market Fund, please call 1-877-742-8061.

     The investment adviser to the Fund is Church Capital Management, LLC (referred to hereafter as the "Adviser" or "Church Capital"). More information on Church Capital is contained in the section "The Investment Adviser."

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this SAI.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
CONSIDERATIONS

     This section contains information about the Fund's non-principal investment strategies and risks.

     EQUITY SECURITIES - In addition to common stock, the Fund may invest in other types of equity securities, such as preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, American Depositary Receipts ("ADRs") and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.

     Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Services, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Adviser expects, however, that generally the preferred stocks in which the Fund invests will be of investment grade or, if unrated, of comparable quality in the opinion of the Adviser.

     The Fund may invest in foreign securities through the purchase of ADRs. ADRs are certificates of ownership issued by a U.S. bank as a convenience to the investors in lieu of the underlying shares which it holds in custody. ADRs are subject to the same risks as the underlying foreign securities to which they relate. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.

     Equity securities also include SPDRs (S&P Depositary Receipts, known as "Spiders"), DIAMONDS, QQQs and a number of other exchange traded funds. SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A Midcap SPDR is the same as a

SPDR except that it tracks the S&P's Midcap 400 and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the "Dow") in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQs trade on the American Stock Exchange under the symbol QQQ. The Fund may also invest in exchange traded funds from a variety of financial institutions such as Barclays Global Fund Advisors (iShares), Merrill Lynch (HOLDRs), Fidelity (Fidelity Select Portfolios), PDR Services LLC (Select Sector SPDR), State Street Capital Markets, LLC (Fortune e-50, Fortune 500, and streetTRACKS) and The Vanguard Group (VIPERs). Each equity security described in this paragraph is issued by a registered investment company that charges investors certain fees and expenses. As a result of the Fund's investment in these securities, these expenses are passed onto the Fund and its shareholders. The Fund does not intend to invest more than 5% of its total assets in any one registered investment company or 10% of its total assets in all investment companies.

     REPURCHASE AGREEMENTS -- The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or by agencies of the U.S. government ("U.S. Government obligations"). A repurchase agreement, which is a type of loan, is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. Repurchase agreements will be used by the Fund as an option for its overnight cash investments. The Fund will typically invest in repurchase agreements when the yield offered is equal to or better than the yield of other short-term investment options available to the Fund.

     REVERSE REPURCHASE AGREEMENTS - A reverse repurchase agreement requires the Fund to sell a security in exchange for cash and then enter into an agreement to repurchase the security at a specified future date and price. The Fund generally would retain the right to interest and principal payments on the security. If the Fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the Fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the Fund's portfolio securities. Reverse repurchase agreements are also considered a form of borrowing.

     OPTION TRANSACTIONS -- The Fund may engage in option transactions involving individual stocks as well as stock indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund owns the underlying security or has an absolute and immediate right to acquire that security without additional cash consideration (or, to the extent it does not hold the security, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). For a call option on an index, the option will be covered if the Fund holds a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. Government obligations or to deposit assets in escrow with the custodian.

     The purchase and writing of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option purchased by the Fund may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations. The Fund will limit its investments in options to 10% of its total assets.

     LOANS OF PORTFOLIO SECURITIES -- The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors that the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. Government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter that the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 25% of the value of the Fund's net assets. Although generation of income is not a principal investment strategy of the Fund, the Adviser may, if deemed in the best interest of the Fund, loan the Fund's securities. The income generated by such loans can be used by the Fund to pay expenses, cover redemptions, and purchase additional portfolio securities.

     SHORT SALES -- The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

     In connection with its short sales, the Fund will be required to maintain a segregated account with its Custodian of cash or high grade liquid assets equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). The Fund will limit its short sales so that no more than 25% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit Fund's potential loss on a short sale, which is unlimited.

     The Fund may also sell a security short "against the box," which means that the Fund sells a security that it owns, or has the right to obtain without payment of further consideration. The borrowing and segregated account provisions described above do not apply to short sales against the box.

INVESTMENT LIMITATIONS

     FUNDAMENTAL. The Fund's status as a diversified fund as well as the investment limitations described below have been adopted by the Trust with respect to the Fund as "fundamental," i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. See the Prospectus for more information on the Fund's investment objective and strategies.

     1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. SENIOR SECURITIES. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (the "SEC") or its staff.

     3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. COMMODITIES. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

     7. CONCENTRATION. The Fund will not invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above nor does it apply to the non-fundamental policy regarding illiquid securities set forth in paragraph 5 below. With regards to the Fund's borrowing policy, if at anytime the Fund's borrowings exceed the 300% asset coverage requirement, the Fund will reduce its borrowings to meet such requirement within 3 days (not including Sundays and holidays) of such occurrence.

     NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Fund and are "non-fundamental," i.e., they may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy.

     1. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation. The Fund will not mortgage, pledge, or hypothecate more than 15% of its net assets.

     2. LEVERAGE. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     3. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. OPTIONS. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Fund's Prospectus or in this SAI.

     5. ILLIQUID INVESTMENTS. The Fund will not invest more than 15% of its net assets in illiquid securities.

THE INVESTMENT ADVISER

     The Fund's investment adviser is Church Capital Management, LLC, 301 Oxford Valley Road, Suite 801B, Yardley, Pennsylvania 19067. Church Capital is a wholly-owned subsidiary of Sterling Financial Corporation, a publicly traded company. Church Capital and the Fund's distributor, Bainbridge Securities Inc. (the "Distributor"), are affiliated companies, both subsidiaries of Sterling Financial Corporation.

     Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. As compensation for its management services, the Fund pays the Adviser a fee computed daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund.

     The Adviser has contractually agreed to reduce a portion of its advisory fees or to reimburse the Fund's operating expenses to the extent necessary so that the Fund's ordinary operating expenses do not exceed an amount equal to 1.25% annually, as a percentage of the Fund's average net assets. This Expense Limitation Agreement remains in effect for a period of three years from the beginning of the Fund's operations. Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Fund provided that the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. The Adviser's ability to recover fee reductions or expense reimbursements under the terms of the Expense Limitation Agreement terminates upon the termination of the Advisory Agreement with the Trust. In addition, the Board of Trustees has reserved the right to terminate the Expense Limitation Agreement at any time, upon 60 days advance written notice. If the Board of Trustees terminates the Agreement, the Adviser has no right or claim to recover any fee reductions and expense reimbursements that have not been previously reimbursed.

     Unless sooner terminated, the Advisory Agreement shall continue in effect until December 8, 2007, and thereafter shall continue for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. The Advisory Agreement is terminable at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the Fund, or by the Adviser. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder. The Fund will not be subject to any payment or penalty if the Advisory Agreement terminates.

     The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

     The footnotes to the Fund's financial statements, which are part of this SAI, contain disclosure stating that the Adviser may be able to recover organizational costs that it has paid on behalf of the Fund. This footnote is not correct. Subsequent to the date and not withstanding Note 2 of the Fund's Financial Statements, consistent with Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities," the Adviser has waived any right to and will not seek repayment or recovery of any organizational costs and the Fund will not repay any organizational costs.

BOARD REVIEW OF ADVISORY AGREEMENT

     The Trustees, including a majority of the Independent Trustees, approved the Advisory Agreement at a meeting of the Board of Trustees held on December 8, 2005. In approving the Advisory Agreement, the Board of Trustees of the Fund considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services to be provided by the Adviser, the long term performance of the Adviser in managing assets under a similar strategy and the reasonableness of the fees to be charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

     The Trustees, in their evaluation of the quality of the Adviser's services, considered the scope and quality of the in-house research capabilities of the Adviser and other resources dedicated to performing services for the Fund. The Trustees reviewed the experience of the

Adviser's personnel in managing other types of client accounts, including various pooled investments. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered. The Trustees also considered the business reputation of the Adviser's key personnel and the Adviser's financial resources. In addition, the Trustees reviewed the financial condition of the Adviser, concluding that the Adviser is adequately capitalized to satisfy its obligations under the Expense Limitation Agreement.

     The Trustees also reviewed the performance of the Adviser in managing client assets with similar investment strategies. The Trustees were provided comparative information on the Adviser's performance relative to the S&P 500 Index. After reviewing the Adviser's performance, the Trustees concluded that the Adviser was qualified to manage the Fund in accordance with its stated investment objective.

     In reviewing the fees payable under the Advisory Agreement, the Trustees determined that the level of advisory fees was within industry standards and the Fund's peer group. The Trustees noted that the advisory fee was higher than the average mutual fund in its peer group. However, the Trustees further considered the level of total expenses payable by the Fund in light of the Adviser's commitment to reduce fees and reimburse expenses of the Fund, and noted that the level of such expenses, after fee reductions and expense reimbursements, is generally equal to or slightly lower than the average total expenses of comparably managed funds, according to current industry data presented to the Trustees. The Trustees, including the Independent Trustees, determined that the advisory fees to be paid to the Adviser pursuant to the Advisory Agreement are fair and reasonable to the Fund and its shareholders.

     The Trustees also discussed the likely costs of the services to be provided by the Adviser along with the potential of future profits by the Adviser and its affiliates from the relationship with the Fund. The Trustees concluded that, since the Fund is a new fund, these factors are not material at this time with regards to their approval of the Advisory Agreement.

     The Trustees considered the extent to which economies of scale would be realized as the Fund grows. The Trustees noted that since the Fund is a new fund, with virtually no assets, a discussion regarding economies of scale is not meaningful at this time. The Trustees did note that as the Fund grows it may become necessary to add breakpoints to the advisory fee to ensure that Fund shareholders are being charged a reasonable advisory fee. The Trustees concluded that economies of scale are not a material factor at this time with regards to the approval of the Advisory Agreement.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that the Advisory Agreement was in the best interests of the Fund and its shareholders.

THE PORTFOLIO MANAGERS

     Gregory A. Church, Jacob L. Saumure and Michael Church serve as co-Portfolio Managers to the Fund. Mr. Gregory Church is Mr. Michael Church's father. Messrs. Church, Saumure and Church are responsible for overseeing the day-to-day management of the Fund. As of December 31, 2005, the Adviser manages approximately $2 billion in assets. The following table lists the number of accounts managed and total assets of accounts within each category at Church Capital as of December 31, 2005 for each Portfolio Manager:

Other Accounts Managed

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                                                                                      # OF ACCOUNTS     TOTAL ASSETS OF
                                                                                          MANAGED          ACCOUNTS
                                                       TOTAL # OF     TOTAL ASSETS         WITH          MANAGED WITH
     NAME OF                                             OTHER          OF OTHER       ADVISORY FEE      ADVISORY FEE
    PORTFOLIO                                           ACCOUNTS        ACCOUNTS         BASED ON          BASED ON
     MANAGERS                TYPE OF ACCOUNTS           MANAGED         MANAGED        PERFORMANCE        PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
    Gregory A.           Registered Investment Co.:        0               $0               0                $ 0
      Church             Other Pooled Inv. Vehicles:       0               $0               0                $ 0
                              Other Accounts:             350        $ 630 million          0                $ 0
-------------------------------------------------------------------------------------------------------------------------
     Jacob L.            Registered Investment Co.:        0               $0               0                $ 0
   Saumure, CFA          Other Pooled Inv. Vehicles:       0               $0               0                $ 0
                              Other Accounts:             354        $ 179 million          0                $ 0
-------------------------------------------------------------------------------------------------------------------------
  Michael Church         Registered Investment Co.:        0               $0               0                $ 0
                         Other Pooled Inv. Vehicles:       0               $0               0                $ 0
                              Other Accounts:             75         $  28 million          0                $ 0
-------------------------------------------------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST

     The Adviser does not believe any material conflicts of interest exist in connection with the Portfolio Managers' management of Fund assets and their participation in management of the other accounts noted above. The client accounts managed by the Adviser have essentially the same investment objective and are managed according to similar strategies as the Fund or, in the alternative, have unique investment objectives and/or strategies that do not overlap with the Fund. These client accounts, like the Fund, pay either an advisory fee based upon the size of the accounts or in some instances, pay a fee based on a fixed schedule. No performance-related fee structures are involved with any of the client accounts. As a result, the Adviser does not believe any material conflicts exist with regard to security selection or security allocation between the Fund and the other accounts. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. It is the policy of the Adviser to allocate advisory recommendations and place orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. In addition to adopting a trade allocation policy, the Adviser has adopted a code of ethics governing its employees personal trading activities. This code of ethics is designed to ensure that the Adviser's clients, including the Fund, are not disadvantaged by trading activities of Adviser employees.

     Mr. Gregory Church is president and controlling shareholder of another SEC registered investment adviser. Mr. Church, in his role with this adviser, served as portfolio manager to another registered investment company (a "mutual fund"). As of the date of this SAI, this mutual fund has been reorganized into another registered investment company. Therefore, Mr. Church is no longer providing investment advisory services to a mutual fund other than the Funds offered by Church Capital Investment Trust. In addition, the mutual fund is currently being de-registered with the SEC and, upon the completion of de-registration process, Mr. Church will withdraw the registration of the other adviser with the SEC.

COMPENSATION

     Mr. Gregory A. Church receives a fixed salary from the Adviser, as well as stock options of the Adviser's parent company, Sterling Financial Corporation ("Sterling"). The receipt of stock options is fully discretionary, determined by Sterling's management team. Mr. Church is also offered an opportunity to participate in a deferred compensation plan. Mr. Church, like all employees of the Adviser, participates in Sterling's 401(k) plan. Mr. Church also is provided with a company car.

     Mr. Jacob L. Saumure receives a fixed salary from the Adviser, and is eligible to receive a bonus. The bonus is based upon the attainment of a combination of personal, team and overall company goals. Mr. Saumure, like all employees of the Adviser, participates in Sterling's 401(k) plan.

     Mr. Michael Church receives a fixed salary from the Adviser, and is eligible to receive a bonus. The bonus is based upon the attainment of a combination of personal, team and overall company goals. Mr. Church, like all employees of the Adviser, participates in Sterling's 401(k) plan.

OWNERSHIP OF FUND SHARES

     As a result of the Fund being new, Messrs. Church, Saumure and Church do not own any of the outstanding shares of the Fund as of December 31, 2005.

TRUSTEES AND OFFICERS

     Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to supervise the Trust's day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

     The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently four Trustees, three of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The Independent Trustees receive compensation for their services as a Trustee and attendance at meetings of the Trustees. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

         The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

                                                                                                                    NUMBER OF
                                                                                                                  PORTFOLIOS IN
                                                                                PRINCIPAL OCCUPATION(S) DURING        FUND
                                           LENGTH OF      POSITION(S) HELD     PAST 5 YEARS AND DIRECTORSHIPS       COMPLEX
      NAME, ADDRESS AND AGE               TIME SERVED        WITH TRUST              OF PUBLIC COMPANIES           OVERSEEN BY
                                                                                                                     TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:

* Thomas P. Dautrich (age 56)                Since            Trustee        From January 2002 through                   2
301 Oxford Valley Road, Suite 801B           April                           present, Chief Executive Officer
Yardley, Pennsylvania 19067                   2005                           of the Bank of Lancaster County;
                                                                             from January 2000 through
                                                                             January  2002, Chief Operating
                                                                             Officer of the Bank of Lancaster
                                                                             County.
INDEPENDENT TRUSTEES:

Gerald L. Printz (age 48)                    Since          Independent      From November 1993 through                  2
301 Oxford Valley Road, Suite 801B          December         Chairman &      present, President of Amsador,
Yardley, Pennsylvania 19067                  2005             Trustee        Ltd. (information management

                                                                             consulting
                                                                             firm).
                                                                             From
                                                                             April
                                                                             2002
                                                                             through
                                                                             present,
                                                                             Chief
                                                                             Executive
                                                                             Officer
                                                                             of
                                                                             20/20
                                                                             Innovations,
                                                                             LLC
                                                                             (provides
                                                                             crisis
                                                                             management
                                                                             planning
                                                                             and
                                                                             prevention
                                                                             services).
                                                                             From
                                                                             March
                                                                             of
                                                                             1996
                                                                             to
                                                                             present,
                                                                             Trustee
                                                                             of
                                                                             the
                                                                             Matterhorn
                                                                             Growth
                                                                             Fund
                                                                             (an
                                                                             open-end
                                                                             mutual
                                                                             fund).

Portia Sue Perrotty (age 52)                 Since            Trustee        From January of 2003 to present,            2
301 Oxford Valley Road, Suite 801B          December                         Chief of Staff for the First Lady
Yardley, Pennsylvania 19067                  2005                            of Pennsylvania; from August
                                                                             1981 to January 2002, served
                                                                             in various roles for Wachovia Bank.
                                                                             Ms. Perrotty's last position was
                                                                             Executive Vice President of
                                                                             Wachovia Corp.

(1)Brian D. Wassell, CPA (age 36)            Since            Trustee        Partner of Trout, Ebersole &                2
301 Oxford Valley Road, Suite 801B          December                         Groff LLP (CPA firm)
Yardley, Pennsylvania 19067                  2005


EXECUTIVE OFFICERS:

Gregory A. Church (age 49)                   Since           President       Founder and Chairman of Church
301 Oxford Valley Road, Suite 801B          December                         Capital Management, LLC
Yardley, Pennsylvania 19067                  2005


                                                                              13

John E. Barry (age 39)                       Since        Vice President     From October 2003 to present,
301 Oxford Valley Road, Suite 801B          December                         Investment Committee Member
Yardley, Pennsylvania 19067                  2005                            and Portfolio Manager of Church

                                                                             Capital
                                                                             Management,
                                                                             LLC;
                                                                             from
                                                                             March
                                                                             2000
                                                                             to
                                                                             October
                                                                             2003,
                                                                             Managing
                                                                             Director
                                                                             of
                                                                             Sterling
                                                                             Financial
                                                                             Trust
                                                                             Company.

Robert G. Dorsey (age 48)                    Since        Vice President     Managing Director of Ultimus
225 Pictoria Drive, Suite 450               December                         Fund Solutions, LLC and Ultimus
Cincinnati, Ohio 45246                       2005                            Fund Distributors, LLC

Mark J. Seger (age 44)                       Since           Treasurer       Managing Director of Ultimus
225 Pictoria Drive, Suite 450               December                         Fund Solutions, LLC and Ultimus
Cincinnati, Ohio 45246                       2005                            Fund Distributors, LLC

John F. Splain (age 49)                      Since           Secretary       Managing Director of Ultimus
225 Pictoria Drive, Suite 450               December                         Fund Solutions, LLC and Ultimus
Cincinnati, Ohio 4524                        2005                            Fund Distributors, LLC

Christy N. Oeth (age 37)                     Since             Chief         Compliance Officer for
301 Oxford Valley Road, Suite 801B          December         Compliance      Bainbridge Securities Inc. and
Yardley, Pennsylvania 19067                  2005             Officer        serves on the Investment
                                                                             Committee of Church Capital
                                                                             Management, LLC

     * Thomas P. Dautrich is an affiliated person of Church Capital Management, LLC, the Fund's investment adviser, and Bainbridge Securities Inc., the Fund's principal underwriter, and is considered an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

     (1) Mr. Wassell is a partner with an accounting firm that has provided various professional services to certain affiliates of the Adviser resulting in payment of fees to his firm exceeding $60,000. The following services were provided by his firm: financial accounting services; tax services; and services assisting in the purchase of a business. However, these services were not a significant part of his firm's overall business. Mr. Wassell did not personally perform any of the services noted.

     BOARD COMMITTEES. The Trustees have established an Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. Ms. Perrotty and Messrs. Printz and Wassell are the members of the Audit Committee. Since the Fund has not yet commenced operations as of the date of this SAI, the Audit Committee has not held any meetings to date. The Board of Trustees has no nominating or compensation committee or any committee performing similar functions.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2005.

                             Dollar Range of            Aggregate Dollar
                            Fund Shares Owned         Range of Shares of All
Name of Trustee                by Trustee           Funds Overseen by Trustee
--------------------------------------------------------------------------------
Thomas P. Dautrich                None                        None
INDEPENDENT TRUSTEES:

Gerald L. Printz                  None                        None
Portia Sue Perrotty               None                        None
Brian D. Wassell                  None                        None

     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Fund for serving as an officer or Trustee of the Trust. Each Trustee who is an Independent Trustee receives from the Fund an annual fee of $4,000, payable quarterly, plus reimbursement of travel and other expenses incurred in attending meetings. Since the Fund has not yet commenced operations, the Trustees have not received any compensation as of the date of this SAI.

     INDEPENDENT   TRUSTEE  OWNERSHIP  IN  THE  FUND'S  INVESTMENT  ADVISER1  OR
DISTRIBUTOR.2 This information is provided as of December 31, 2005.

====================================================================================================================
            (1)                   (2)               (3)              (4)               (5)               (6)
====================================================================================================================
                                NAME OF
                              OWNERS AND          NAME OF       TITLE OF CLASS       VALUE OF         PERCENT OF
      NAME OF TRUSTEE        RELATIONSHIPS        COMPANY         OF SECURITY       SECURITIES          CLASS
                              TO TRUSTEE
====================================================================================================================
Gerald L. Printz                  N/A               N/A               N/A              NONE               N/A
====================================================================================================================
Portia Sue Perrotty               N/A               N/A               N/A              NONE               N/A
====================================================================================================================
Brian D. Wassell                  N/A               N/A               N/A              NONE               N/A
====================================================================================================================

1    Church Capital Management, LLC
2    Bainbridge Securities Inc.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

     The Adviser does not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund's shares, including Bainbridge Securities Inc., so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion. The Adviser does not have arrangements with any broker, the Fund's custodian, or the Fund's transfer agent to receive hard dollar credits for allocating portfolio trades to a particular broker.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the receipt of such research and study of such research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Advisory Agreement.

     While the Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers.

     The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker including Bainbridge Securities Inc. (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Distributor. The Fund will not effect any brokerage transactions in its portfolio securities with an affiliate if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Advisory Agreement provides that affiliates of the Adviser may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to an affiliate, it is the policy of the Fund that such commissions will, in the judgment of the Trust's Board of Trustees, be at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability.

     The Advisory Agreement does not provide for a reduction of the Adviser's fee by the amount of any profits earned by an affiliate from brokerage commissions generated from portfolio transactions of the Fund. The Fund contemplates no ongoing arrangements with any brokerage firms. An affiliated broker-dealer will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

     CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. The personnel subject to the Codes of Ethics are permitted to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

     The share price (net asset value) of the shares of the Fund is determined as of the end of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day the Exchange is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Equity securities are valued at their market value when reliable market quotations are readily available. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. The value of foreign securities held by the Fund is converted into U.S. dollars using an exchange rate from an independent third party. When reliable market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income  securities  are valued at their  market  value when  reliable market quotations are readily available. A pricing service typically utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     TRADING IN FOREIGN SECURITIES. Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange. In computing the net asset value, the Fund usually values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If these events materially affect the value of portfolio securities, these securities may be valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

CALCULATION OF PERFORMANCE DATA

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n + ERV

Where:

P = a hypothetical initial payment of $1,000 T = average annual total return n = number of years
ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total returns as described above.

PURCHASES AND REDEMPTIONS OF SHARES

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus.

     REDEMPTIONS IN-KIND. The Fund may process any redemption request in excess of $250,000 or 1% of the Fund's assets (whichever is less) by paying redemption proceeds in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

ADDITIONAL TAX INFORMATION

     The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized gains are distributed in accordance with the Code. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to "Qualified Dividends" for individuals.

     To qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Fund are held. Distributions are taxable whether received in cash or reinvested in shares of the Fund.

     Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     Any loss arising from the sale or redemption of shares in the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares in the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

     Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

     If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

     Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

     Distributions by the Fund will result in a reduction in the market value of the Fund's shares. Should a distribution reduce the market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

     A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

     Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

PROXY VOTING POLICIES AND PROCEDURES

     The Trust and the Adviser have adopted a Proxy Voting Policy that describes how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policy of the Trust and the Adviser is attached to this SAI as Appendix
A. Information regarding how the Fund voted proxies relating to portfolio securities during the period from the Fund's commencement of operations through June 30, 2006 will be available, on or before August 31, 2006, without charge upon request by calling 1-877-742-8061, or on the SEC's website at http://www.sec.gov.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid federal income or excise taxes. See "Taxes." The Adviser anticipates that the Fund's portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

     o Public disclosure regarding the portfolio securities held by the Fund is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

     o Information regarding portfolio securities, and other information regarding the investment activities of the Fund (other than information contained in Official Reports), may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund. If portfolio information is released to the general public prior to its release to a ranking or rating organization, no confidentiality agreements or prohibitions on trading will be sought from these organizations. As of the date of this SAI, the Chief Compliance Officer has not approved the disclosure of Fund holdings to any rating and ranking service. The Chief Compliance Officer anticipates approving certain of these entities after the Fund's inception date. The Chief Compliance Officer will only authorize distribution to these entities if it is determined that they provide a valuable service to investors and the distribution serves a legitimate business interest of the Fund. The Chief Compliance Officer will inform the Board of Trustees of any such arrangements that are approved, and the rationale supporting approval.

     o These policies relating to disclosure of the Fund's holdings of portfolio securities does not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, which are limited to the Fund's administrator, distributor, custodian, legal counsel and auditors, printers or to brokers and dealers through which the Fund purchases and sells portfolio securities; and (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

          Below is a table that lists service providers receiving portfolio information along with information regarding the frequency of access, and limitations on use (including a prohibition on trading on non-public information), of portfolio information.

-----------------------------------------------------------------------------------------------------
      TYPE OF SERVICE PROVIDER       FREQUENCY OF ACCESS TO              RESTRICTIONS ON USE
                                     PORTFOLIO INFORMATION
-----------------------------------------------------------------------------------------------------
Adviser                              Daily                               Contractual and Ethical
-----------------------------------------------------------------------------------------------------
Administrator (fund accountant       Daily                               Contractual and Ethical
and transfer agent)
-----------------------------------------------------------------------------------------------------
Custodian                            Daily                               Contractual and Ethical
-----------------------------------------------------------------------------------------------------
Auditor                              During annual audit                 Ethical
-----------------------------------------------------------------------------------------------------
Legal counsel                        Regulatory filings, board           Ethical
                                     meetings, and if a legal issue
                                     regarding the portfolio requires
                                     counsel's review
-----------------------------------------------------------------------------------------------------


                                                23


-----------------------------------------------------------------------------------------------------
Printers                             Twice a year - printing of          No formal restrictions in
                                     semi-annual and annual reports      place.  Printer receives

                                                                         portfolio
                                                                         on   or
                                                                         about
                                                                         time
                                                                         filed
                                                                         with
                                                                         the SEC
                                                                         -
                                                                         approximately
                                                                         60 days
                                                                         old  by
                                                                         the
                                                                         time
                                                                         received.
-----------------------------------------------------------------------------------------------------
Broker/Dealers through which         Daily access to the relevant        Contractual and Ethical
Fund purchases and sells             purchase and/or sale - no
portfolio securities                 broker/dealer has access to the
                                     Fund's entire portfolio
-----------------------------------------------------------------------------------------------------

          The Board of Trustees has determined that the Fund and its shareholders are adequately protected by these restrictions on use in those instances listed above including those where contractual obligations between the Fund and the party do not exist.

     o The Chief Compliance Officer has been given the authority by the Board of Trustees to approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund and is subject to a confidentiality agreement and prohibition on trading. The Chief Compliance Officer shall inform the Board of Trustees of any such arrangements that are approved, and the rationale supporting approval.

     o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

CUSTODIAN

     US Bank 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchase and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For its services as transfer agent, Ultimus receives from the Fund a fee payable monthly at an annual rate of $24 per account, provided, however, that the minimum fee is $1,500 per month with respect to each class of shares. In addition, the Fund reimburses Ultimus for out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communications lines.

Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base fee of $3,000 per month plus an asset-based fee at the annual rate of .01% of the Fund's average daily net assets up to $500 million and .005% of such assets over $500 million. In addition, the Fund reimburses Ultimus for all costs of external pricing services.

     Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meeting of the Board of Trustees. For the performance of these administrative services, the Fund pays Ultimus a fee at the annual rate of .10% of the average value of its daily net assets up to $500 million, .075% of such assets from $500 million to $1 billion and .05% of such assets in excess of $1 billion; provided, however, that the minimum fee is $2,000 per month.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The firm of Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania 19102, has been selected as the Fund's independent registered public accounting firm for the fiscal year ending November 30, 2006. Briggs, Bunting & Dougherty, LLP performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

LEGAL COUNSEL

     The firm of Thompson & Coburn LLP, One US Bank Plaza, St. Louis, Missouri, has been selected as legal counsel for the Trust and the Independent Trustees.

DISTRIBUTOR

     Bainbridge Securities Inc. (the "Distributor"), 301 Oxford Valley Road, Suite 801B, Yardley, Pennsylvania 19067, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment.

     Thomas P. Dautrich is an affiliated person of both the Distributor and the Trust.

FINANCIAL STATEMENTS

     The financial statements of the Fund as of December 20, 2005, which have been audited by Briggs, Bunting & Dougherty, LLP, are set forth below.

                         CHURCH CAPITAL INVESTMENT TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                               AS OF DECEMBER 20, 2005

                                                     CHURCH CAPITAL   CHURCH CAPITAL
                                                      VALUE TRUST -    MONEY MARKET
                                                      ADVISER CLASS        FUND
ASSETS
Cash                                                    $   50,000     $   50,000
                                                        ----------     ----------
  TOTAL ASSETS                                              50,000         50,000
                                                        ----------     ----------

LIABILITIES                                                   --             --
                                                        ----------     ----------

NET ASSETS FOR SHARES OF BENEFICIAL
INTEREST OUTSTANDING                                    $   50,000     $   50,000
                                                        ==========     ==========

SHARES OUTSTANDING                                           5,000         50,000
                                                        ==========     ==========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER      $    10.00     $     1.00
SHARE                                                   ==========     ==========

NET ASSETS CONSIST OF:
  Paid-in capital                                       $   50,000     $   50,000
                                                        ==========     ==========


The accompanying notes are an integral part of this statement.


















                                       27



                         CHURCH CAPITAL INVESTMENT TRUST
                            STATEMENTS OF OPERATIONS
                       FOR THE PERIOD ENDED DECEMBER 20, 2005



                                                                     CHURCH CAPITAL
                                                      CHURCH CAPITAL  MONEY MARKET
                                                       VALUE TRUST       FUND
                                                      -------------- --------------

INVESTMENT INCOME                                       $      --      $     --
                                                        ----------     ----------

EXPENSES

Organization costs                                          31,250         31,250

Reimbursement of expenses by Adviser                       (31,250)       (31,250)
                                                        ----------     ----------

  NET EXPENSES                                                 --             --
                                                        ----------     ----------

NET INVESTMENT INCOME                                   $      --      $      --
                                                        ==========     ==========



The accompanying notes are an integral part of this statement.

                         CHURCH CAPITAL INVESTMENT TRUST
                        NOTES TO THE FINANCIAL STATEMENTS
                             AS OF DECEMBER 20, 2005

(1) Church Capital Value Trust and Church Capital Money Market Fund (the "Funds") are each a diversified series of Church Capital Investment Trust (the "Trust"), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated April 6, 2005. The investment objective of Church Capital Value Trust is capital appreciation. The investment objective of Church Capital Money Market Fund is to maximize current income consistent with the preservation of capital and maintenance of liquidity by investing in high quality short-term money market instruments. The Church Capital Value Trust offers two classes of shares:
     Retail Class shares (sold subject to a distribution fee of up to 0.25% of the average daily net assets attributable to Retail Class shares) and Adviser Class shares (sold without any distribution fees). On December 20, 2005, 5,000 Adviser Class shares of the Church Capital Value Trust and 50,000 shares of the Church Capital Money Market Fund were issued for cash, at $10.00 per share and $1.00 per shares, respectively, to Church Capital Management, LLC, the investment adviser to the Fund. The Fund has had no operations except for the initial issuance of shares.

(2) Church Capital Management, LLC (the "Adviser") serves as the investment adviser to the Funds. For its services, the Church Capital Value Trust will pay the Adviser an investment advisory fee at the annual rate of 1.00% of its average daily net assets and the Church Capital Money Market Fund will pay the Adviser an investment advisory fee at the annual rate of 0.50% of its average daily net assets. The Fund is responsible for its own operating expenses. The Adviser has contractually agreed (for a period of three years from each Fund's start of operations) to waive a portion of its advisory fees or to absorb each Fund's operating expenses to the extent necessary so that the Church Capital Value Trust Retail Class shares' and Adviser Class shares' ordinary operating expenses, respectively, do not exceed an amount equal to 1.50% and 1.25% annually of each class' average net assets and so that the Church Capital Money Market Fund's ordinary operating expenses do not exceed an amount equal to 0.66% of its average net assets. Any fee waivers or expense reimbursements by the Adviser ($31,250 for each Fund as of December 20, 2005, which represents the organizational costs) are subject to repayment by each Fund provided the Funds are able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of each Fund, provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment.

(3) The Trust has adopted a plan of distribution under which Retail Class shares of the Church Capital Value Trust may directly incur or reimburse for certain expenses related to the distribution of its shares. The annual limitation for payment of expense pursuant to the plan is 0.25% of the Fund's average daily net assets attributable to Retail Class shares. There is no plan of distribution for Adviser Class shares of the Church Capital Value Trust or shares of Church Capital Money Market Fund.

                         CHURCH CAPITAL INVESTMENT TRUST
                  NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                             AS OF DECEMBER 20, 2005

(4) Reference is made to the Prospectus and the Statement of Additional Information for a description of the Advisory Agreement, tax aspects of the Funds and the calculation of the net asset value of shares of the Funds.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
CHURCH CAPITAL INVESTMENT TRUST
YARDLEY, PENNSYLVANIA


We have audited the accompanying statements of assets and liabilities and of operations of the Church Capital Value Trust and the Church Capital Money Market Fund, (each a series of Church Capital Investment Trust) as of December 20, 2005. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Church Capital Value Trust and the Church Capital Money Market Fund as of December 20, 2005, in conformity with accounting principles generally accepted in the United States of America.





                                                BRIGGS, BUNTING & DOUGHERTY, LLP


PHILADELPHIA, PENNSYLVANIA
DECEMBER 22, 2005

                                                                      Appendix A
                                                                      ----------

                               PROXY VOTING POLICY
                               -------------------


Church Capital Management, Inc. (CCM) has designated this proxy voting policy to reflect its commitment to vote all proxies in a manner consistent with the best interests of our clients. CCM, consistent with its duty of care, will monitor corporate actions for those issuers whose securities we will be called upon to vote. In determining how to vote proxies, CCM will not subordinate the economic interest of our clients to its own interests or to that of any other entity or interested party. CCM believes that all votes should be reviewed on a company-by-company basis and each issue should be considered in the context of the company under review. CCM gives great weight to the views of management only when the issues involved will not have a negative impact on shareholder values. In all other cases, CCM will engage in an independent analysis of the impact that the proposed action will have on shareholder values.

The following are general guidelines used by CCM in key proxy voting issues. However, since each proxy is reviewed on an issue-by-issue basis, deviations from these guidelines are conceivable.

BOARD OF DIRECTORS
------------------
CCM believes that company directors should act in the long-term interests of its shareholders and the company as a whole. Generally, we will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company's shareholders. CCM further believes that it is in the shareholders' best interest to have bright and experienced directors serving on a company's board. To this end, we believe that companies should be allowed to establish director compensation packages that attract and retain desirable directors; however, we will vote in favor of proposals that seek to impose reasonable limits on director compensation.

CORPORATE GOVERNANCE
--------------------
Corporate governance issues may include, but are not limited to, the following:

     CORPORATE DEFENSES. CCM will generally vote against management proposals that (a) seek to insulate current management, (b) provide the board with veto power against all takeover bids, (c) allow management to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. CCM will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

     CORPORATE RESTRUCTURING. These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations. In determining the vote on these types of proposals, CCM will consider the following factors:
(a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company's long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated,
(e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

     CAPITAL STRUCTURE. Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock. As such, CCM will vote in favor of proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase. CCM will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, such action may lead to a concentration of voting power in the hands of few insiders.

     EXECUTIVE COMPENSATION. CCM believes executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values. CCM also believes however, that executive compensation should, to some extent, be tied to the performance of the company. Therefore, CCM will vote in favor of proposals that provide challenging performance objectives to company executives, and which serve to motivate executives to better performance. CCM will vote against all proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory.

     INDEPENDENT AUDITORS. The engagement, retention and termination of a company's independent auditors must be approved by the company's audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the company, except for directors' fees. In reliance on the audit committee's recommendation, CCM generally will vote to ratify the employment or retention of a company's independent auditors unless CCM is aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the company's financial position.

SHAREHOLDER RIGHTS
------------------
CCM will carefully analyze all proposals relating to shareholder rights and will vote against proposals that seek to eliminate existing shareholders rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company.

SOCIAL AND ENVIRONMENTAL ISSUES
-------------------------------
While CCM generally supports shareholder proposals that seek to create good corporate citizenship, we will vote against proposals that would tie up a large percentage of the assets of the company. CCM will also evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the company to remain profitable.

PROXY VOTING PROCEDURES
-----------------------
Church Capital Management hereby appoints Jerome H. Walther as the person responsible for voting all proxies. Mr. Walther shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote, and ensure that all proxy votes are cast in a timely fashion. If, in Mr. Walther's reasonable belief, there could be a conflict of interest in determining how to vote (e.g. personal relationship, CCM has financial interest, etc.), the Proxy Voting Committee will decide how the vote is cast. The Proxy Voting Committee for

CCM will consist of Gregory A. Church, Malinda P. Berardino, and Jerome H. Walther.

PROXY VOTING DISCLOSURE
-----------------------
The Proxy Voting Officer shall notify all clients, initially and on an annual basis, that a copy of this complete policy is available. Upon written request, CCM will provide the client the voting record on any specific holding where CCM has voting authority.

RECORD KEEPING
--------------
All records required to be maintained under this Policy shall be maintained in the manner and for such period as is consistent with other records required to be maintained by Advisor pursuant to Rule 204-2 of the Advisers Act.